SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 26, 2002

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                           Dollar General Corporation
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               (Exact Name of Registrant as Specified in Charter)
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         Tennessee                   001-11421                   61-0502302
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(State or Other              (Commission File Number)        (I.R.S. Employer
Jurisdiction of                                              Identification No.)
Incorporation)

                                100 Mission Ridge
                         Goodlettsville, Tennessee 37072
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              (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (615) 855-4000
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          (Former name or former address, if changed since last report)


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ITEM 9.  REGULATION FD DISCLOSURE

On March 26, 2002, Dollar General Corporation (the "Company") held an analyst meeting (first announced on January 14, 2002). Excerpts from the scripted portion of the presentations are attached hereto as Exhibit 99.1 and incorporated herein by reference. The Company files this 8-K pursuant to the Securities and Exchange Commission's Regulation FD.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                Dollar General Corporation
                                                      (Registrant)

March 26, 2002                                  By: /s/ Larry K. Wilcher
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                                                    Larry K. Wilcher
                                                    General Counsel
                                                    and Corporate Secretary

Exhibit Index

Exhibit No.                Item

99.1     March 26, 2002 Presentation Scripts